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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                October 2, 2001


                          Wyndham International, Inc.
            (Exact name of registrant as specified in its charter)



             Delaware             1-9320           94-2878485
          (State or other      (Commission       (IRS employer
          jurisdiction of      file number)    identification no.)
          incorporation or
          organization)

                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207
             (Address and zip code of principal executive offices)

              Registrant's telephone number, including area code:
                                (214) 863-1000
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Item 5.   Other Events

     On October 2, 2001, Wyndham International, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits

                The following Exhibit is filed herewith:

                99.1  Press Release.

                           [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WYNDHAM INTERNATIONAL, INC.


                              By: /s/ RICHARD A. SMITH
                                  -------------------------------------------
                                  Richard A. Smith, Executive Vice President and Chief Financial Officer


Date:  October 3, 2001

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                                 EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

99.1*               Press Release.

__________________
*  Filed herewith.

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